UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 9, 2019

Commission File Number: 0-29923

CUI Global, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CUI	Nasdaq Capital Market

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

July 9, 2019 the CUI Global, Inc. Board of Directors unanimously appointed James F. O’Neil to the CUI Global, Inc. Board of Directors as the Lead Independent Director and Vice Chairperson, effective July 9, 2019. James Francis O'Neil, a veteran executive of the power industry, earned a B.S. in Civil Engineering from Tulane University in 1980. He is the principal owner of Forefront Solutions, LLC. since October 2017.

Mr. O’Neil joined Quanta Services, Inc. (Quanta) in 1999 as Vice President of Operations Integration and in 2002 advanced to Senior Vice President of Operations Integration & Audit. He continued to advance to Chief Operating Officer from October 2008 to 2011, then as the Chief Executive Officer from May 19, 2011 to March 14, 2016 and President from October 2008 to March 14, 2016.

Throughout his tenure at Quanta, he was responsible for various initiatives including the company’s growth strategy, internal audit, and merger and acquisition initiatives.

Mr. O’Neil currently serves on the board of Hennessy Capital Acquisition Corp. IV (Independent Director since February 2019), FirstEnergy Corp. (Independent Director since 2017) and NRC Group Holdings Corp. (NYSE American: NRCG) (director since 2017).

From 1980 to 1999, Mr. O'Neil held various positions with Halliburton Company, lastly as Director, Global Deepwater Development.

Mr. O’Neil and his wife, Tracey, are personally active and loyal financial supporters of Waller/Austin Counties, Texas non-profit programs devoted to providing scholarship funds to students who participate in the 4H Club and fair programs throughout the year.

Mr. O’Neil was awarded options to purchase up to 600,000 shares of CUI common stock. These options shall vest in twelve equal quarterly tranches from the date of grant (July 9, 2019) with the first 50,000 share option vesting on the grant date, July 9, 2019, and thereafter every quarter until the 600,000 options have all fully vested.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
99.1	Press release dated July 11, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signed and submitted this 11th day of July 2019.

CUI Global, Inc.

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer